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                                  United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 23, 2002



                         ENCOMPASS SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)


       Texas                       1-13565                        76-0535259
 (State or Other                (Commission                   (I.R.S. Employer
   Jurisdiction                 File Number)                 Identification No.)
of Incorporation)

 3 Greenway Plaza, Suite 2000
        Houston, Texas                                             77046
(Address of principal executive                                  (Zip Code)
          offices)


       Registrant's Telephone Number, Including Area Code: (713) 860-0100

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

Attached hereto as Exhibit 99.1 is a press release issued by the Company on December 23, 2002, relating to, among other things, the resignation of Joseph M. Ivey as President and Chief Executive Officer of the Company. Joseph M. Ivey, Michael Gross and Scott Kleinman have also resigned as Directors of the Company.

Item 7. Financial Statements and Exhibits.

         (c) Exhibits.

             Exhibit No.            Exhibit
             -----------            -------
                99.1                Press release issued on December 23, 2002


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ENCOMPASS SERVICES CORPORATION



                                    By:      /s/ Gray H. Muzzy
                                       -----------------------------------------
                                             Gray H. Muzzy
                                             Senior Vice President,
                                             General Counsel and Secretary


Date: January 2, 2003

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Exhibit Index

99.1 Press Release dated December 23, 2002


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